SHELTON FUNDS

Shelton Green Alpha Fund

Supplement dated June 10, 2019

to the Prospectus dated January 1, 2019

Fund Benchmark Change

Effective as of June 10, 2019, the Shelton Green Alpha Fund (the “Fund”) is changing its primary benchmark from the S&P 500 Composite Stock Price Index to the MSCI ACWI IMI (Investable Market Index). Therefore, the disclosures contained in the Prospectus are revised as follows:

The “Average Annual Total Return” table included in the Fund’s prospectus is hereby deleted in its entirety and replaced with the following table:

Average Annual Return (for the period ended 12/31/17) Shelton Green Alpha Fund- NEXTX	1 year
Return Before Taxes	29.52%
Return After Taxes on Distributions	28.72%
Return After Taxes on Distributions and Sale of Fund Shares	18.47%
MSCI ACWI IMI (Investable Market Index) *(1)	24.58%
S&P 500 Composite Stock Price Index *(1)	21.82%

*	It is not possible for individuals to invest directly in an index. Performance figures for an index do not reflect deductions for sales charges, commissions, expenses or taxes.

(1)	Effective June 10, 2019, the Fund replaced the S&P 500 Composite Stock Price Index as the Fund’s primary benchmark because the Adviser determined that the new benchmark more closely aligns with the investment strategies of the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE